July 31, 2006

                         AVE MARIA CATHOLIC VALUES FUND
                              AVE MARIA GROWTH FUND
                         AVE MARIA RISING DIVIDEND FUND
                           AVE MARIA OPPORTUNITY FUND
                               AVE MARIA BOND FUND
                      (SERIES OF SCHWARTZ INVESTMENT TRUST)

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2006

     The name of the Ave Maria Small Cap Fund has been changed to the Ave Maria Opportunity Fund. In addition, the investment objective of the Ave Maria
Opportunity Fund, stated on page 1 and page 12 of the Prospectus, has been revised to remove the words "small capitalization companies," resulting in the following investment objective: LONG-TERM CAPITAL APPRECIATION FROM EQUITY INVESTMENTS IN COMPANIES THAT DO NOT VIOLATE THE CORE VALUES AND TEACHINGS OF THE ROMAN CATHOLIC CHURCH.

The following disclosure replaces the first paragraph of WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? on page 12 of the Prospectus:

     Under  normal  circumstances,  the Ave  Maria  Opportunity  Fund  will invest primarily in common stocks of small capitalization ("small-cap") and micro capitalization ("micro-cap") companies meeting the Fund's religious criteria (as discussed below). The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes are selling below their intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes which the Adviser feels will significantly enhance shareholder value in the future. The Adviser believes that the Russell 2000 Index, an index of small capitalization stocks, is the most appropriate broad-based securities market index against which to compare the Fund's performance. The median market capitalization of companies included in the Russell 2000 Index currently is $662 million. Although the Fund is permitted to invest in companies of any size, it is anticipated that the Fund will invest primarily in common stocks of small-cap and micro-cap companies, as defined by the Adviser, with market capitalizations within the range determined by the Adviser. The Adviser currently defines small-cap companies as those whose market capitalization at the time of purchase is between $200 million and $4 billion, and defines micro-cap companies as those whose market capitalization is less than $200 million. Therefore, most of the companies in the Fund's portfolio can be expected to have a market capitalization of $4 billion or less, as measured at the time of purchase. However, there is no maximum or minimum market capitalization of companies in which the Fund may invest.

The following disclosure replaces the section SMALL-CAP COMPANY RISKS on page 14 of the Prospectus:

     SMALL-CAP AND MICRO-CAP COMPANY RISKS

     Investments in small-cap and micro-cap companies often involve higher risks because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of small-cap and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small-cap and micro-cap companies may be subject to wider price fluctuations. Small-cap and micro-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock. The foregoing risks may be particularly pronounced with respect to investments in micro-cap companies.




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The  following  should  be read  in  conjunction  with  HOW TO  PURCHASE  SHARES beginning on page 21 of the Prospectus:

     Effective September 1, 2006, shares of the Funds no longer will be subject to the contingent deferred sales charge described in the Prospectus. As of that date, no contingent deferred sales charges or commissions will be charged to investors in connection with purchases or redemptions of Fund shares. Investors should disregard the section HOW TO PURCHASE SHARES--CONTINGENT DEFERRED SALES CHARGE on pages 21-22 of the Prospectus.

Effective September 1, 2006, the Shareholder Fees table in the EXPENSE INFORMATION section on page 18 of the Prospectus is revised as follows:

     SHAREHOLDER FEES (fees paid directly from your investment)

           Sales Charge (Load) Imposed on Purchases  ...............  None
           Contingent Deferred Sales Charge (Load) .................  None
           Sales Charge (Load) Imposed on Reinvested Dividends .....  None
           Redemption  Fee .........................................  None
           Exchange Fee ............................................  None

Effective September 1, 2006, the Example in the EXPENSE INFORMATION section on page 19 of the Prospectus is revised as follows:

    EXAMPLE

     This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. The Example also takes into account the Adviser's contractual arrangement to maintain each Fund's expenses at the agreed upon level for the contractual periods currently in place. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          Ave Maria                 Ave Maria
           Catholic     Ave Maria     Rising     Ave Maria
            Values       Growth      Dividend   Opportunity      Ave Maria
             Fund         Fund         Fund         Fund*        Bond Fund
--------------------------------------------------------------------------------
                                                             Class R    Class I
                                                           ---------------------
1 Year      $ 153        $ 153       $ 127        $ 127      $  72       $ 31
3 Years       474          504         416          397        271        164
5 Years       821          879         746                     488        310
10 Years    1,799        1,932       1,681                   1,111        733

* As a new fund, the Ave Maria Opportunity Fund is required to report expenses only for 1 Year and 3 Years. Shareholders will continue to incur costs from an investment in the Fund, even after three years.